Exhibit 99.2

Attachment 4(A)

UDR, Inc.

Selected Financial Information(1)

(Unaudited)

	QTD Weighted	December 31,
Common Stock Equivalents	Average	2012
Common shares	249,808,619	249,811,185
Stock options and restricted stock	1,282,569	1,288,433
Operating partnership units	7,650,126	7,643,543
Preferred operating partnership units	1,751,671	1,751,671
Convertible preferred Series E stock	3,035,548	3,035,548

Total common stock equivalents	263,528,533	263,530,380

Market Capitalization, In thousands	Balance	% of Total
Total debt	$3,409,333	35.2%
Common stock equivalents at $23.78	6,266,752	64.8%

Total market capitalization	$9,676,085	100.0%

				Gross	% of
	Number of	QTD NOI(1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,700	$82,770	66.3%	$5,733,770	71.2%
Encumbered assets	13,871	42,111	33.7%	2,322,058	28.8%

	41,571	$124,881	100.0%	$8,055,828	100.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited)

					Weighted	Weighted
					Average	Average Years
Debt Structure, In thousands		Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed	$1,086,611	(1)	31.8%	5.2%	4.8
	Floating	343,524	(2)	10.1%	1.7%	6.1

	Combined	1,430,135		41.9%	4.4%	5.1

Unsecured	Fixed	1,868,198	(3)	54.8%	4.7%	4.1
	Floating	111,000		3.3%	1.5%	2.9

	Combined	1,979,198		58.1%	4.5%	4.1

Total Debt	Fixed	2,954,809		86.6%	4.9%	4.4
	Floating	454,524		13.4%	1.6%	5.4

	Combined	$3,409,333		100.0%	4.4%	4.5

						Percentage	Weighted Average
Debt Maturities, In thousands	Secured Debt		Unsecured Debt		Balance	of Total	Interest Rate
2013	$37,415		$122,500		$159,915	4.7%	4.9%
2014	36,375	(4)	312,411		348,786	10.3%	5.3%
2015	202,145		400,913	(5)	603,058	17.7%	4.9%
2016	133,489	(6)	433,260		566,749	16.6%	3.6%
2017	259,614		—		259,614	7.6%	4.4%
2018	224,787		297,678		522,465	15.3%	4.2%
2019	509,310		—		509,310	14.9%	4.2%
2020	—		—		—	—	—
2021	—		—		—	—	—
2022	—		396,759		396,759	11.6%	4.7%
Thereafter	27,000		15,677		42,677	1.3%	3.8%

	$1,430,135		$1,979,198		$3,409,333	100.0%	4.4%

Debt Maturities With Extensions,				Percentage	Weighted Average
In thousands	Secured Debt	Unsecured Debt	Balance	of Total	Interest Rate
2013	$37,415	$122,500	$159,915	4.7%	4.9%
2014	—	312,411	312,411	9.2%	5.3%
2015	238,519	324,913	563,432	16.5%	5.4%
2016	63,440	509,260	572,700	16.8%	3.0%
2017	329,664	—	329,664	9.7%	4.7%
2018	224,787	297,678	522,465	15.3%	4.2%
2019	509,310	—	509,310	14.9%	4.2%
2020	—	—	—	—	—
2021	—	—	—	—	—
2022	—	396,759	396,759	11.6%	4.7%
Thereafter	27,000	15,677	42,677	1.3%	3.8%

	$1,430,135	$1,979,198	$3,409,333	100.0%	4.4%

(1)	Includes $194.8 million of floating rate debt that has been fixed using interest rate swaps at an average rate of 4.25%.
(2)	Includes $184.7 million of debt with an average interest cap of 6.1%.
(3)	Includes $315.0 million of debt that has been fixed using interest rate swaps at an average rate of 2.85%.
(4)	Includes $36.4 million of permanent financing with a one year extension at UDR’s option.
(5)	There are $76.0 million of borrowings outstanding on UDR’s $900 million line of credit at December 31, 2012. The facility has an initial term of four years, includes a one-year extension option and contains an accordion feature that allows UDR to increase the facility to $1.35 billion.
(6)	Includes $70 million permanent financing with a one-year extension at UDR’s option.

Attachment 4(C)

UDR, Inc.

Selected Financial Information (1)

(Unaudited)

Quarter Ended
Coverage Ratios	December 31, 2012
Net income/(loss) attributable to UDR, Inc.	$(12,300)

Adjustments (includes continuing and discontinued operations):
Interest expense	30,660
Real estate depreciation and amortization	83,456
Real estate depreciation and amortization on unconsolidated joint ventures	9,897
Other depreciation and amortization	1,092
Non-controlling interests	(655)
Net loss/(gain) on the sale of depreciable property, excluding RE3	(156)
Income tax expense/(benefit)	(2,974)

EBITDA	$109,020

Acquisition-related costs (including joint ventures)	550
Hurricane-related charges, net	9,262
Severance charge	484
Tax valuation allowance for RE3	1,346

EBITDA—adjusted for non-recurring items	$120,662

Annualized EBITDA	$482,648

Interest expense	$30,660
Capitalized interest expense	8,764

Total interest	$39,424
Preferred dividends	$931
Total debt	$3,409,333
Cash	12,115

Net debt	$3,397,218

Interest Coverage Ratio	2.77x

Fixed Charge Coverage Ratio	2.70x

Interest Coverage Ratio—adjusted for non-recurring items	3.06x

Fixed Charge Coverage Ratio—adjusted for non-recurring items	2.99x

Net Debt-to-EBITDA, adjusted for non-recurring items	7.0x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	43.0%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.6	Yes
Maximum Secured Debt Ratio	≤40.0%	21.5%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	290.4%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	38.8%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.0	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	16.2%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	322.3%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody’s Investors Service	Baa2	Baa3	Stable
Standard & Poor’s	BBB	BB+	Stable

(1)	See Attachment 16 for definition and other terms.
(2)	As defined in our Credit Agreement dated October 25, 2011.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information (1)

(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Revenues
Same-Store Communities	36,889	$150,508	$149,430	$146,957	$143,981	$142,392
Stabilized, Non-Mature Communities	2,353	13,689	13,585	12,492	10,031	9,779
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	2,253	13,818	13,745	14,065	14,292	14,669
Development Communities	76	184	85	121	17	49
Non-Residential / Other		4,246	4,921	3,840	3,921	3,798

Total	41,571	$182,445	$181,766	$177,475	$172,242	$170,687

Expenses
Same-Store Communities		$46,205	$48,506	$46,880	$45,922	$45,153
Stabilized, Non-Mature Communities		3,963	4,333	3,902	3,392	2,992
Acquired Communities		—	—	—	—	—
Redevelopment Communities		5,248	5,529	5,525	5,469	6,499
Development Communities		494	184	66	(15)	51
Non-Residential / Other		1,654	920	769	532	1,201

Total		$57,564	$59,472	$57,142	$55,300	$55,896

Net Operating Income
Same-Store Communities		$104,303	$100,924	$100,077	$98,059	$97,239
Stabilized, Non-Mature Communities		9,726	9,252	8,590	6,639	6,787
Acquired Communities		—	—	—	—	—
Redevelopment Communities		8,570	8,216	8,540	8,823	8,170
Development Communities		(310)	(99)	55	32	(2)
Non-Residential / Other(2)		2,592	4,001	3,071	3,389	2,597

Total		$124,881	$122,294	$120,333	$116,942	$114,791

Operating Margin
Same-Store Communities		69.3%	67.5%	68.1%	68.1%	68.3%

Total Revenue Per Occupied Home
Same-Store Communities		$1,420	$1,409	$1,386	$1,364	$1,352
Stabilized, Non-Mature Communities		2,033	2,015	2,099	2,368	2,415
Acquired Communities		—	—	—	—	—
Redevelopment Communities		2,377	2,341	2,318	2,272	2,233
Development Communities		2,253	—	—	—	961

Total		$1,503	$1,490	$1,470	$1,395	$1,369

Physical Occupancy
Same-Store Communities		95.8%	95.8%	95.8%	95.4%	95.2%
Stabilized, Non-Mature Communities		95.4%	95.5%	92.5%	82.0%	88.8%
Acquired Communities		n/a	n/a	n/a	n/a	n/a
Redevelopment Communities		86.0%	86.9%	89.7%	93.0%	95.5%
Development Communities		28.1%	0.0%	0.0%	0.0%	53.6%

Total		95.1%	95.3%	94.9%	94.3%	94.7%

Return on Invested Capital
Same-Store Communities		7.1%	7.0%	7.0%	7.0%	6.5%

Sold and Held For Disposition Communities
Revenues		$—	$—	$13,215	$17,101	$22,104
Expenses		—	—	4,637	5,929	8,515

Net Operating Income		$—	$—	$8,578	$11,172	$13,589

(1)	See Attachment 16 for definition and other terms.
(2)	A $400,000 benefit to NOI was recognized in the three months ending December 31, 2012, and a $1.9 million benefit to NOI was recognized in the three months ending September 30, 2012, to reflect the establishment of a receivable from former residents previously written off at move out.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited)

	% of 4Q 2012
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2012	4Q 2011	% Change
Real estate taxes	32.2%	$14,886	$13,756	8.2%
Personnel	23.8%	11,010	11,113	-0.9%
Utilities	16.8%	7,752	7,843	-1.2%
Repair and maintenance	15.5%	7,140	7,250	-1.5%
Administrative and marketing	7.0%	3,251	3,002	8.3%
Insurance	4.7%	2,166	2,189	-1.1%

Same-store operating expenses	100.0%	$46,205	$45,153	2.3%

Same-store Homes	36,889

	% of 4Q 2012
	SS Operating
Sequential Comparison	Expenses	4Q 2012	3Q 2012	% Change
Real estate taxes	32.2%	$14,886	$14,993	-0.7%
Personnel	23.8%	11,010	11,770	-6.5%
Utilities	16.8%	7,752	8,164	-5.0%
Repair and maintenance	15.5%	7,140	8,197	-12.9%
Administrative and marketing	7.0%	3,251	3,423	-5.0%
Insurance	4.7%	2,166	1,959	10.6%

Same-store operating expenses	100.0%	$46,205	$48,506	-4.7%

Same-store Homes	36,889

	% of YTD 2012
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2012	YTD 2011	% Change
Real estate taxes	32.4%	$53,714	$49,269	9.0%
Personnel	23.4%	38,806	40,182	-3.4%
Utilities	16.3%	27,051	27,537	-1.8%
Repair and maintenance	16.3%	27,136	25,965	4.5%
Administrative and marketing	6.8%	11,371	10,375	9.6%
Insurance	4.8%	8,009	8,241	-2.8%

Same-store operating expenses	100.0%	$166,087	$161,569	2.8%

Same-store Homes	33,823

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout (1)

Portfolio Overview as of Quarter Ended

December 31, 2012

(Unaudited)

					Unconsolidated
	Total	Non-Mature Homes		Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized(2)	Stabil. /Other(3)	Homes	Homes(4)	(incl. JV)(4)
West Region
Orange County, CA	3,290	—	964	4,254	—	4,254
San Francisco, CA	2,028	408	—	2,436	110	2,546
Seattle, WA	2,165	—	—	2,165	555	2,720
Los Angeles, CA	919	—	583	1,502	269	1,771
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Inland Empire, CA	654	—	—	654	—	654
Sacramento, CA	914	—	—	914	—	914
Portland, OR	716	—	—	716	—	716
San Diego, CA	366	—	—	366	307	673
	12,617	408	1,547	14,572	1,241	15,813

Mid-Atlantic Region
Metropolitan DC	4,313	—	76	4,389	923	5,312
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	1,438	—		1,438	—	1,438
Other Mid-Atlantic	168	—	—	168	150	318
	9,578	—	76	9,654	1,452	11,106

Northeast Region
New York, NY	493	715	706	1,914	710	2,624
Boston, MA	1,179	—	—	1,179	1,542	2,721
Philadelphia	—	—	—	—	290	290
	1,672	715	706	3,093	2,542	5,635

Southeast Region
Tampa, FL	3,452	—	—	3,452	—	3,452
Orlando, FL	3,167	—	—	3,167	—	3,167
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	9,515	—	—	9,515	—	9,515

Southwest Region
Dallas, TX	3,117	347	—	3,464	2,657	6,121
Austin, TX	390	883	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,507	1,230	—	4,737	4,323	9,060

Totals	36,889	2,353	2,329	41,571	9,558	51,129

Communities	131	8	6	145	39	184

Total Homes (incl. joint ventures)(4)			51,129

Homes in Development, less Completed
Current Pipeline Wholly-Owned			2,546
Current Pipeline Joint Venture(5)			520

Total expected homes (including development)			54,195

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquisition, Development, Redevelopment and Other categories on Attachment 5.
(4)	Represents joint venture homes at 100 percent. See Attachment 12 for UDR’s joint venture ownership interests.
(5)	Represents joint venture homes at 100 percent. See Attachment 9 for UDR’s development joint venture ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary (1)

Portfolio Overview as of Quarter Ended

December 31, 2012

(Unaudited)

Non-Mature Home Breakout—By Region

		# of	Same-Store
Community	Category	Homes	Date
West Region
Orange County, CA
Pine Brook Village I & II	Redevelopment	496	3Q15
Villa Venetia	Redevelopment	468	3Q15

San Francisco, CA
Bay Terrace	Stabilized, Non-Mature	120	2Q13
CitySouth	Stabilized, Non-Mature	288	3Q13

Los Angeles, CA
The Westerly on Lincoln	Redevelopment	583	3Q14

Mid-Atlantic Region
Metropolitan D.C.
Capitol View on Fourteenth (2)	Development	76	2Q15

Northeast Region
New York, NY
21 Chelsea	Stabilized, Non-Mature	207	1Q13
95 Wall	Stabilized, Non-Mature (3)	508	2Q14
Rivergate	Redevelopment	706	4Q15

Southwest Region
Dallas, TX
Savoye[2]	Stabilized, Non-Mature	347	4Q13

Austin, TX
Barton Creek Landing	Stabilized, Non-Mature	250	2Q13
Lakeline Villas	Stabilized, Non-Mature	309	3Q13
Red Stone Ranch	Stabilized, Non-Mature	324	3Q13

Total		4,682

Non-Mature Home Breakout—By Date (Quarter Indicates Date of Same-Store Inclusion)

Date & Community	Category	# of Homes
1Q13
21 Chelsea	Stabilized, Non-Mature	207

2Q13
Barton Creek Landing	Stabilized, Non-Mature	250
Bay Terrace	Stabilized, Non-Mature	120

		370

3Q13
CitySouth	Stabilized, Non-Mature	288
Lakeline Villas	Stabilized, Non-Mature	309
Red Stone Ranch	Stabilized, Non-Mature	324

		921

4Q13
Savoye[2]	Stabilized, Non-Mature	347

2Q14
95 Wall	Stabilized, Non-Mature	508

3Q14
The Westerly on Lincoln	Redevelopment	583

2Q15
Capitol View on Fourteenth (2)	Development	76

3Q15
Pine Brook Village I & II	Redevelopment	496
Villa Venetia	Redevelopment	468

		964

4Q15
Rivergate	Redevelopment	706

Total		4,682

Non-Mature Home Sequential Change For the Most Recent Quarter

	Category		# of
Community	From	To	Homes
View 14	Stabilized, Non-Mature	QTD Mature	185
Dominion Middle Ridge	Stabilized, Non-Mature	QTD Mature	252
Capitol View on Fourteenth (2)	Development		76

(1)	See Attachment 16 for definitions and other terms.
(2)	Community will have 255 homes at completion.
(3)	Property results were affected by Hurricane Sandy, therefore the same-store date was adjusted.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary (1)

Portfolio Overview as of Quarter Ended

December 31, 2012

(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized(2)	Stabilized (3)	Homes	Homes(4)	(incl. pro rata JV)(4)
West Region
Orange County, CA	$1,651	$—	$1,645	$1,650	$—	$1,650
San Francisco, CA	2,565	2,247	—	2,513	3,327	2,516
Seattle, WA	1,439	—	—	1,439	2,956	1,610
Los Angeles, CA	2,061	—	1,783	1,958	3,933	2,012
Monterey Peninsula, CA	1,136	—	—	1,136	—	1,136
Inland Empire, CA	1,437	—	—	1,437	—	1,437
Sacramento, CA	876	—	—	876	—	876
Portland, OR	1,061	—	—	1,061	—	1,061
San Diego, CA	1,424	—	—	1,424	3,110	1,619

Mid-Atlantic Region
Metropolitan DC	1,783	—	2,253	1,784	2,575	1,822
Baltimore, MD	1,434	—	—	1,434	1,716	1,439
Richmond, VA	1,177	—	—	1,177	—	1,177
Norfolk, VA	989	—	—	989	—	989
Other Mid-Atlantic	990	—	—	990	2,802	1,171

Northeast Region
New York, NY	3,349	3,390	3,737	3,503	4,302	3,629
Boston, MA	2,059	—	—	2,059	1,996	2,035
Philadelphia	—	—	—	—	2,888	2,888

Southeast Region
Tampa, FL	1,057	—	—	1,057	—	1,057
Orlando, FL	977	—	—	977	—	977
Nashville, TN	970	—	—	970	—	970
Other Florida	1,242	—	—	1,242	—	1,242

Southwest Region
Dallas, TX	1,085	1,470	—	1,123	1,231	1,137
Austin, TX	1,332	1,090	—	1,164	3,754	1,401
Other Southwest	—	—	—	—	1,051	1,051

Weighted Average	$1,420	$2,033	$2,375	$1,503	$2,385	$1,558

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquisition, Development, Redevelopment and Other categories on Attachment 5.
(4)	Represents joint ventures at UDR’s pro-rata ownership interests. See Attachment 12 for UDR’s joint venture ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market (1)

December 31, 2012

(Dollars in Thousands)

(Unaudited)

	Three Months Ended December 31, 2012
	Same-Store	Non Same-Store	Pro-Rata Share of JVs(2)	Total

Net Operating Income	$104,303	$20,578	$14,312	$139,193

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2012
	As a % of NOI			As a % of NOI
	Same-Store	Total	Region	Same-Store	Total
West Region			Northeast Region
Orange County, CA	10.9%	10.1%	New York, NY	3.6%	12.9%
San Francisco, CA	10.7%	9.5%	Boston, MA	4.8%	5.8%
Seattle, WA	6.0%	6.2%	Philadelphia	0.0%	0.7%

Los Angeles, CA	3.5%	4.2%		8.4%	19.4%
Monterey Peninsula, CA	3.2%	2.4%	Southeast Region
Inland Empire, CA	1.9%	1.5%	Tampa, FL	6.4%	4.8%
Sacramento, CA	1.4%	1.1%	Orlando, FL	5.6%	4.2%
Portland, OR	1.4%	1.0%	Nashville, TN	4.0%	3.0%
San Diego, CA	1.0%	1.0%	Other Florida	1.4%	1.0%

	40.0%	37.0%		17.4%	13.0%
Mid-Atlantic Region			Southwest Region
Metropolitan DC	15.0%	12.3%	Dallas, TX	5.7%	5.7%
Baltimore, MD	6.5%	4.9%	Austin, TX	0.8%	2.5%
Richmond, VA	3.3%	2.5%	Other Southwest	0.0%	0.4%

Norfolk, VA	2.6%	1.9%		6.5%	8.6%

Other Mid-Atlantic	0.3%	0.4%	Total	100.0%	100.0%

	27.7%	22.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes UDR’s pro rata share of joint venture net operating income.

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Prior Year Quarter

December 31, 2012

(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	QTD 2012 NOI	4Q 12	4Q 11	Change	4Q 12	4Q 11	Change
West Region
Orange County, CA	3,290	10.9%	94.9%	94.3%	0.6%	$1,651	$1,559	5.9%
San Francisco, CA	2,028	10.7%	96.3%	95.9%	0.4%	2,565	2,350	9.1%
Seattle, WA	2,165	6.0%	96.7%	95.2%	1.5%	1,439	1,363	5.6%
Los Angeles, CA	919	3.5%	95.6%	96.1%	-0.5%	2,061	1,960	5.2%
Monterey Peninsula, CA	1,565	3.2%	92.2%	93.5%	-1.3%	1,136	1,133	0.3%
Inland Empire, CA	654	1.9%	94.1%	95.6%	-1.5%	1,437	1,405	2.3%
Sacramento, CA	914	1.4%	93.0%	92.4%	0.6%	876	874	0.2%
Portland, OR	716	1.4%	95.9%	94.6%	1.3%	1,061	1,021	3.9%
San Diego, CA	366	1.0%	95.7%	93.2%	2.5%	1,424	1,366	4.2%

	12,617	40.0%	95.0%	94.7%	0.3%	1,625	1,538	5.7%

Mid-Atlantic Region
Metropolitan DC	4,313	15.0%	96.9%	96.2%	0.7%	1,783	1,711	4.2%
Baltimore, MD	2,301	6.5%	96.0%	96.5%	-0.5%	1,434	1,397	2.6%
Richmond, VA	1,358	3.3%	95.6%	95.5%	0.1%	1,177	1,161	1.4%
Norfolk, VA	1,438	2.6%	94.3%	93.5%	0.8%	989	989	0.0%
Other Mid-Atlantic	168	0.3%	97.9%	95.3%	2.6%	990	982	0.8%

	9,578	27.7%	96.1%	95.7%	0.4%	1,483	1,439	3.1%

Northeast Region
Boston, MA	1,179	4.8%	95.8%	96.1%	-0.3%	2,059	1,878	9.6%
New York, NY	493	3.6%	97.4%	96.9%	0.5%	3,349	3,103	7.9%

	1,672	8.4%	96.3%	96.4%	-0.1%	2,443	2,240	9.1%

Southeast Region
Tampa, FL	3,452	6.4%	96.3%	95.8%	0.5%	1,057	1,004	5.3%
Orlando, FL	3,167	5.6%	95.9%	94.6%	1.3%	977	933	4.7%
Nashville, TN	2,260	4.0%	96.8%	95.8%	1.0%	970	916	5.9%
Other Florida	636	1.4%	96.6%	92.8%	3.8%	1,242	1,217	2.1%

	9,515	17.4%	96.3%	95.2%	1.1%	1,022	973	5.0%

Southwest Region
Dallas, TX	3,117	5.7%	95.5%	94.9%	0.6%	1,085	1,014	7.0%
Austin, TX	390	0.8%	96.7%	95.6%	1.1%	1,332	1,255	6.1%

	3,507	6.5%	95.6%	95.0%	0.6%	1,113	1,041	6.9%

Total/Weighted Avg.	36,889	100%	95.8%	95.2%	0.6%	$1,420	$1,352	5.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Prior Year Quarter

December 31, 2012

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 12	4Q 11	Change	4Q 12	4Q 11	Change	4Q 12	4Q 11	Change
West Region
Orange County, CA	3,290	$15,463	$14,507	6.6%	$4,134	$4,297	-3.8%	$11,329	$10,210	11.0%
San Francisco, CA	2,028	15,026	13,708	9.6%	3,854	3,859	-0.1%	11,172	9,849	13.4%
Seattle, WA	2,165	9,040	8,425	7.3%	2,738	2,673	2.4%	6,302	5,752	9.6%
Los Angeles, CA	919	5,433	5,193	4.6%	1,820	1,821	-0.1%	3,613	3,372	7.1%
Monterey Peninsula, CA	1,565	4,919	4,972	-1.1%	1,621	1,483	9.3%	3,298	3,489	-5.5%
Inland Empire, CA	654	2,654	2,635	0.7%	643	691	-6.9%	2,011	1,944	3.4%
Sacramento, CA	914	2,233	2,215	0.8%	737	686	7.4%	1,496	1,529	-2.2%
Portland, OR	716	2,185	2,075	5.3%	728	680	7.1%	1,457	1,395	4.4%
San Diego, CA	366	1,497	1,398	7.1%	431	509	-15.3%	1,066	889	19.9%

	12,617	58,450	55,128	6.0%	16,706	16,699	0.0%	41,744	38,429	8.6%

Mid-Atlantic Region
Metropolitan DC	4,313	22,360	21,292	5.0%	6,757	6,339	6.6%	15,603	14,953	4.3%
Baltimore, MD	2,301	9,506	9,303	2.2%	2,756	2,669	3.3%	6,750	6,634	1.7%
Richmond, VA	1,358	4,585	4,519	1.5%	1,152	1,096	5.1%	3,433	3,423	0.3%
Norfolk, VA	1,438	4,024	3,989	0.9%	1,316	1,261	4.4%	2,708	2,728	-0.7%
Other Mid-Atlantic	168	488	472	3.4%	163	168	-3.0%	325	304	6.9%

	9,578	40,963	39,575	3.5%	12,144	11,533	5.3%	28,819	28,042	2.8%
Northeast Region
Boston, MA	1,179	6,976	6,384	9.3%	2,015	1,875	7.5%	4,961	4,509	10.0%
New York, NY	493	4,824	4,447	8.5%	972	1,157	-16.0%	3,852	3,290	17.1%

	1,672	11,800	10,831	8.9%	2,987	3,032	-1.5%	8,813	7,799	13.0%

Southeast Region
Tampa, FL	3,452	10,545	9,962	5.9%	3,840	3,533	8.7%	6,705	6,429	4.3%
Orlando, FL	3,167	8,900	8,384	6.2%	3,100	2,914	6.4%	5,800	5,470	6.0%
Nashville, TN	2,260	6,367	5,952	7.0%	2,155	1,875	14.9%	4,212	4,077	3.3%
Other Florida	636	2,289	2,155	6.2%	863	911	-5.3%	1,426	1,244	14.6%

	9,515	28,101	26,453	6.2%	9,958	9,233	7.9%	18,143	17,220	5.4%

Southwest Region
Dallas, TX	3,117	9,687	9,002	7.6%	3,769	4,079	-7.6%	5,918	4,923	20.2%
Austin, TX	390	1,507	1,403	7.4%	641	577	11.1%	866	826	4.8%

	3,507	11,194	10,405	7.6%	4,410	4,656	-5.3%	6,784	5,749	18.0%

Totals	36,889	$150,508	$142,392	5.7%	$46,205	$45,153	2.3%	$104,303	$97,239	7.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

December 31, 2012

(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 12	3Q 12	Change	4Q 12	3Q 12	Change
West Region
Orange County, CA	3,290	94.9%	94.8%	0.1%	$1,651	$1,622	1.8%
San Francisco, CA	2,028	96.3%	96.4%	-0.1%	2,565	2,532	1.3%
Seattle, WA	2,165	96.7%	95.6%	1.1%	1,439	1,430	0.6%
Los Angeles, CA	919	95.6%	94.7%	0.9%	2,061	2,031	1.5%
Monterey Peninsula, CA	1,565	92.2%	94.7%	-2.5%	1,136	1,133	0.3%
Inland Empire, CA	654	94.1%	93.9%	0.2%	1,437	1,436	0.1%
Sacramento, CA	914	93.0%	93.2%	-0.2%	876	885	-1.0%
Portland, OR	716	95.9%	95.4%	0.5%	1,061	1,044	1.6%
San Diego, CA	366	95.7%	95.3%	0.4%	1,424	1,428	-0.3%

	12,617	95.0%	95.1%	-0.1%	1,625	1,605	1.2%

Mid-Atlantic Region
Metropolitan DC	4,313	96.9%	97.1%	-0.2%	1,783	1,760	1.3%
Baltimore, MD	2,301	96.0%	96.7%	-0.7%	1,434	1,442	-0.6%
Richmond, VA	1,358	95.6%	95.5%	0.1%	1,177	1,193	-1.3%
Norfolk, VA	1,438	94.3%	94.2%	0.1%	989	989	0.0%
Other Mid-Atlantic	168	97.9%	95.7%	2.2%	990	977	1.3%

	9,578	96.1%	96.3%	-0.2%	1,483	1,477	0.4%

Northeast Region
Boston, MA	1,179	95.8%	95.9%	-0.1%	2,059	2,011	2.4%
New York, NY	493	97.4%	98.4%	-1.0%	3,349	3,314	1.1%

	1,672	96.3%	96.6%	-0.3%	2,443	2,403	1.6%

Southeast Region
Tampa, FL	3,452	96.3%	96.2%	0.1%	1,057	1,057	0.0%
Orlando, FL	3,167	95.9%	95.9%	0.0%	977	974	0.3%
Nashville, TN	2,260	96.8%	96.7%	0.1%	970	966	0.4%
Other Florida	636	96.6%	94.6%	2.0%	1,242	1,243	-0.1%

	9,515	96.3%	96.1%	0.2%	1,022	1,020	0.2%

Southwest Region
Dallas, TX	3,117	95.5%	96.3%	-0.8%	1,085	1,075	0.9%
Austin, TX	390	96.7%	96.5%	0.2%	1,332	1,305	2.1%

	3,507	95.6%	96.3%	-0.7%	1,113	1,101	1.1%

Total/Weighted Avg.	36,889	95.8%	95.8%	0.0%	$1,420	$1,409	0.8%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

December 31, 2012

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 12	3Q 12	Change	4Q 12	3Q 12	Change	4Q 12	3Q 12	Change
West Region
Orange County, CA	3,290	$15,463	$15,173	1.9%	$4,134	$4,375	-5.5%	$11,329	$10,798	4.9%
San Francisco, CA	2,028	15,026	14,850	1.2%	3,854	4,027	-4.3%	11,172	10,823	3.2%
Seattle, WA	2,165	9,040	8,880	1.8%	2,738	2,733	0.2%	6,302	6,147	2.5%
Los Angeles, CA	919	5,433	5,304	2.4%	1,820	1,863	-2.3%	3,613	3,441	5.0%
Monterey Peninsula, CA	1,565	4,919	5,036	-2.3%	1,621	1,863	-13.0%	3,298	3,173	3.9%
Inland Empire, CA	654	2,654	2,646	0.3%	643	942	-31.7%	2,011	1,704	18.0%
Sacramento, CA	914	2,233	2,261	-1.2%	737	886	-16.8%	1,496	1,375	8.8%
Portland, OR	716	2,185	2,139	2.2%	728	707	3.0%	1,457	1,432	1.7%
San Diego, CA	366	1,497	1,494	0.2%	431	521	-17.3%	1,066	973	9.6%

	12,617	58,450	57,783	1.2%	16,706	17,917	-6.8%	41,744	39,866	4.7%

Mid-Atlantic Region
Metropolitan DC	4,313	22,360	22,109	1.1%	6,757	7,024	-3.8%	15,603	15,085	3.4%
Baltimore, MD	2,301	9,506	9,627	-1.3%	2,756	2,767	-0.4%	6,750	6,860	-1.6%
Richmond, VA	1,358	4,585	4,641	-1.2%	1,152	1,308	-11.9%	3,433	3,333	3.0%
Norfolk, VA	1,438	4,024	4,020	0.1%	1,316	1,336	-1.5%	2,708	2,684	0.9%
Other Mid-Atlantic	168	488	471	3.6%	163	181	-9.9%	325	290	12.1%

	9,578	40,963	40,868	0.2%	12,144	12,616	-3.7%	28,819	28,252	2.0%

Northeast Region
Boston, MA	1,179	6,976	6,820	2.3%	2,015	2,071	-2.7%	4,961	4,749	4.5%
New York, NY	493	4,824	4,823	0.0%	972	1,086	-10.5%	3,852	3,737	3.1%

	1,672	11,800	11,643	1.3%	2,987	3,157	-5.4%	8,813	8,486	3.9%

Southeast Region
Tampa, FL	3,452	10,545	10,532	0.1%	3,840	4,100	-6.3%	6,705	6,432	4.2%
Orlando, FL	3,167	8,900	8,876	0.3%	3,100	3,303	-6.1%	5,800	5,573	4.1%
Nashville, TN	2,260	6,367	6,332	0.6%	2,155	2,057	4.8%	4,212	4,275	-1.5%
Other Florida	636	2,289	2,243	2.1%	863	805	7.2%	1,426	1,438	-0.8%

	9,515	28,101	27,983	0.4%	9,958	10,265	-3.0%	18,143	17,718	2.4%

Southwest Region
Dallas, TX	3,117	9,687	9,680	0.1%	3,769	3,847	-2.0%	5,918	5,833	1.5%
Austin, TX	390	1,507	1,473	2.3%	641	704	-8.9%	866	769	12.6%

	3,507	11,194	11,153	0.4%	4,410	4,551	-3.1%	6,784	6,602	2.8%

Total	36,889	$150,508	$149,430	0.7%	$46,205	$48,506	-4.7%	$104,303	$100,924	3.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2012

(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2012 NOI	YTD 12	YTD 11	Change	YTD 12	YTD 11	Change
West Region
Orange County, CA	3,290	12.4%	94.9%	94.8%	0.1%	$1,621	$1,526	6.2%
San Francisco, CA	1,477	8.7%	96.4%	96.7%	-0.3%	2,386	2,133	11.9%
Seattle, WA	2,165	6.9%	96.0%	95.8%	0.2%	1,414	1,327	6.6%
Los Angeles, CA	919	3.9%	95.1%	95.6%	-0.5%	2,023	1,932	4.7%
Monterey Peninsula, CA	1,565	3.7%	93.5%	93.8%	-0.3%	1,111	1,110	0.1%
Inland Empire, CA	654	2.1%	94.3%	94.9%	-0.6%	1,434	1,379	4.0%
Sacramento, CA	914	1.7%	92.7%	93.1%	-0.4%	885	882	0.3%
Portland, OR	716	1.6%	95.0%	95.5%	-0.5%	1,043	998	4.5%
San Diego, CA	366	1.1%	95.0%	94.8%	0.2%	1,413	1,365	3.5%

	12,066	42.1%	94.9%	95.1%	-0.2%	1,539	1,451	6.1%

Mid-Atlantic Region
Metropolitan DC	3,516	13.9%	97.0%	96.9%	0.1%	1,744	1,669	4.5%
Baltimore, MD	2,301	7.7%	96.5%	96.5%	0.0%	1,428	1,373	4.0%
Richmond, VA	1,358	3.9%	95.4%	95.8%	-0.4%	1,172	1,130	3.7%
Norfolk, VA	1,438	3.1%	94.5%	94.7%	-0.2%	989	980	0.9%
Other Mid-Atlantic	168	0.3%	95.7%	94.8%	0.9%	987	982	0.5%

	8,781	28.9%	96.2%	96.2%	0.0%	1,437	1,385	3.8%

Northeast Region
Boston, MA	346	2.2%	96.2%	96.7%	-0.5%	2,774	2,558	8.4%

	346	2.2%	96.2%	96.7%	-0.5%	2,774	2,558	8.4%

Southeast Region
Tampa, FL	3,452	7.4%	96.0%	95.7%	0.3%	1,042	998	4.4%
Orlando, FL	3,167	6.5%	95.7%	95.0%	0.7%	964	926	4.1%
Nashville, TN	2,260	4.8%	96.9%	96.3%	0.6%	948	894	6.0%
Other Florida	636	1.6%	95.0%	93.2%	1.8%	1,246	1,214	2.6%

	9,515	20.3%	96.1%	95.5%	0.6%	1,007	963	4.6%

Southwest Region
Dallas, TX	2,725	5.6%	96.2%	96.1%	0.1%	1,027	952	7.9%
Austin, TX	390	0.9%	96.3%	95.8%	0.5%	1,282	1,195	7.3%

	3,115	6.5%	96.2%	96.0%	0.2%	1,059	983	7.7%

Total/Weighted Avg.	33,823	100.0%	95.7%	95.6%	0.1%	$1,331	$1,265	5.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2012

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 12	YTD 11	Change	YTD 12	YTD 11	Change	YTD 12	YTD 11	Change
West Region
Orange County, CA	3,290	$60,718	$57,105	6.3%	$17,268	$17,165	0.6%	$43,450	$39,940	8.8%
San Francisco, CA	1,477	40,765	36,563	11.5%	10,247	9,623	6.5%	30,518	26,940	13.3%
Seattle, WA	2,165	35,265	33,033	6.8%	10,888	10,671	2.0%	24,377	22,362	9.0%
Los Angeles, CA	919	21,220	20,371	4.2%	7,514	6,995	7.4%	13,706	13,376	2.5%
Monterey Peninsula, CA	1,565	19,510	19,558	-0.2%	6,477	6,253	3.6%	13,033	13,305	-2.0%
Inland Empire, CA	654	10,611	10,270	3.3%	3,222	3,209	0.4%	7,389	7,061	4.6%
Sacramento, CA	914	8,996	9,011	-0.2%	3,198	3,038	5.3%	5,798	5,973	-2.9%
Portland, OR	716	8,512	8,187	4.0%	2,835	2,617	8.3%	5,677	5,570	1.9%
San Diego, CA	366	5,897	5,684	3.7%	2,005	1,909	5.0%	3,892	3,775	3.1%

	12,066	211,494	199,782	5.9%	63,654	61,480	3.5%	147,840	138,302	6.9%

Mid-Atlantic Region
Metropolitan DC	3,516	71,391	68,241	4.6%	22,718	22,133	2.6%	48,673	46,108	5.6%
Baltimore, MD	2,301	38,045	36,577	4.0%	11,062	10,823	2.2%	26,983	25,754	4.8%
Richmond, VA	1,358	18,227	17,634	3.4%	4,715	4,661	1.2%	13,512	12,973	4.2%
Norfolk, VA	1,438	16,128	16,023	0.7%	5,278	5,158	2.3%	10,850	10,865	-0.1%
Other Mid-Atlantic	168	1,903	1,877	1.4%	676	657	2.9%	1,227	1,220	0.6%

	8,781	145,694	140,352	3.8%	44,449	43,432	2.3%	101,245	96,920	4.5%

Northeast Region
Boston, MA	346	11,080	10,271	7.9%	3,459	2,910	18.9%	7,621	7,361	3.5%

	346	11,080	10,271	7.9%	3,459	2,910	18.9%	7,621	7,361	3.5%

Southeast Region
Tampa, FL	3,452	41,457	39,569	4.8%	15,419	14,978	2.9%	26,038	24,591	5.9%
Orlando, FL	3,167	35,048	33,444	4.8%	12,380	12,007	3.1%	22,668	21,437	5.7%
Nashville, TN	2,260	24,924	23,359	6.7%	8,151	8,481	-3.9%	16,773	14,878	12.7%
Other Florida	636	9,032	8,633	4.6%	3,293	3,336	-1.3%	5,739	5,297	8.3%

	9,515	110,461	105,005	5.2%	39,243	38,802	1.1%	71,218	66,203	7.6%

Southwest Region
Dallas, TX	2,725	32,322	29,908	8.1%	12,712	12,567	1.2%	19,610	17,341	13.1%
Austin, TX	390	5,777	5,356	7.9%	2,570	2,378	8.1%	3,207	2,978	7.7%

	3,115	38,099	35,264	8.0%	15,282	14,945	2.3%	22,817	20,319	12.3%

Total	33,823	$516,828	$490,674	5.3%	$166,087	$161,569	2.8%	$350,741	$329,105	6.6%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

December 31, 2012

(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Turnover
	Q4 2012	Q4 2012	4Q 2012	4Q 2011	TTM 2012	TTM 2011
West Region
Orange County, CA	2.3%	5.2%	54.2%	53.3%	61.8%	57.2%
San Francisco, CA	4.3%	7.2%	48.9%	45.6%	55.7%	51.3%
Seattle, WA	5.8%	5.5%	47.9%	53.4%	57.1%	56.0%
Los Angeles, CA	4.5%	4.9%	48.3%	41.3%	56.9%	51.0%
Monterey Peninsula, CA	-4.1%	3.9%	77.4%	72.1%	66.0%	61.3%
Inland Empire, CA	-2.4%	5.4%	57.5%	41.6%	63.1%	56.7%
Sacramento, CA	0.7%	6.5%	50.8%	49.5%	61.2%	59.5%
Portland, OR	5.5%	5.7%	39.1%	56.4%	58.0%	55.3%
San Diego, CA	2.5%	2.8%	66.7%	71.0%	71.0%	66.4%

	2.5%	5.7%	54.1%	53.3%	60.5%	56.6%

Mid-Atlantic Region
Metropolitan DC	1.9%	5.5%	38.0%	42.9%	42.9%	43.7%
Baltimore, MD	-3.9%	5.5%	43.3%	45.0%	50.3%	51.5%
Richmond, VA	-5.6%	3.3%	56.0%	45.9%	64.9%	54.9%
Norfolk, VA	-3.9%	4.7%	53.7%	61.8%	56.7%	60.4%
Other Mid-Atlantic	-2.4%	0.3%	38.1%	52.4%	58.9%	64.3%

	-1.4%	5.2%	44.2%	46.9%	50.8%	50.6%

Northeast Region
New York, NY	7.4%	6.1%	40.6%	32.5%	n/a	n/a
Boston, MA	5.7%	6.6%	41.7%	34.6%	49.7%	38.2%

	6.4%	6.4%	41.4%	34.0%	49.7%	38.2%

Southeast Region
Tampa, FL	0.3%	5.5%	44.1%	38.7%	51.0%	49.2%
Orlando, FL	1.8%	5.3%	48.2%	52.3%	54.6%	52.6%
Nashville, TN	1.1%	5.1%	49.0%	53.8%	53.5%	56.8%
Other Florida	4.2%	6.1%	34.6%	53.5%	49.8%	56.0%

	1.3%	5.3%	46.0%	47.8%	52.7%	52.6%

Southwest Region
Dallas, TX	3.9%	6.9%	50.3%	47.5%	53.5%	49.8%
Austin, TX	2.8%	6.4%	42.1%	52.3%	55.1%	56.9%

	3.8%	6.8%	49.4%	48.0%	53.7%	50.7%

Total/Weighted Avg.	1.7%	5.6%	48.4%	48.8%	55.0%	53.2%

Total Combined New and Renewal Lease Rate Growth			3.6%

(1)	See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.

Development Summary (1)

December 31, 2012

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

		# of	Compl.	Cost to	Budgeted	Est. Cost		Estimated Qtr of		Percentage
Community	Location	Homes	Homes	Date	Cost	per Home		Compl.	Stabil.	Leased	Occupied
Projects Under Construction
Capitol View on Fourteenth	Washington, DC	255	76	$117,851	$126,100	$495	(2)	1Q 13	1Q 14	36.9%	28.1%
Fiori on Vitruvian Park®	Addison, TX	391	—	70,315	98,350	252		3Q 13	4Q 14	1.3%	—
The Residences at Bella Terra	Huntington Beach, CA	467	—	89,809	150,000	321	(3)	4Q 13	1Q 15	—	—
Mission Bay	San Francisco, CA	315	—	77,444	139,600	443	(4)	4Q 13	1Q 15	—	—
Los Alisos	Mission Viejo, CA	320	—	47,723	87,050	272		4Q 13	1Q 15	—	—
The Calvert (5)	Alexandria, VA	332	—	39,670	132,000	398		2Q 14	3Q 15	—	—
Beach Walk	Huntington Beach, CA	173	—	15,895	50,700	293		2Q 14	3Q 15	—	—
Pier 4	Boston, MA	369	—	32,341	217,700	590	(6)	2Q 15	3Q 16	—	—

Total		2,622	76	$491,048	$1,001,500	$382

Completed Projects, Non-Stabilized
N/A	N/A	—	—	$—	$—	$—		N/A	N/A	N/A	N/A

Completed Projects, Stabilized During Quarter (6)
N/A	N/A	—	—	$—	$—	$—		N/A	N/A	N/A	N/A

Total—Wholly Owned		2,622	76	$491,048	$1,001,500	$382

Net Operating Income From Wholly-Owned Projects		Capitalized Interest for Current Development Projects
	QTD NOI	4Q 12	4Q 11	YTD 12	YTD 11
Projects Under Construction	$(310)	$4,784	$1,665	$14,792	$5,509
Completed, Non-Stabilized	—
Completed, Stabilized During Quarter (7)	—

Total	$(310)	Projected Weighted Average Stabilized Yield of Wholly-owned Projects:		6.0% to 6.5%

Unconsolidated Joint Ventures

		Own.	# of	Compl.	Cost to	Budgeted		Estimated Qtr of		Percentage
Community	Location	Interest	Homes	Homes	Date	Cost		Compl.	Stabil.	Leased	Occupied
Projects Under Construction
13th & Market	San Diego, CA	95%	264	—	$36,358	$75,500	(8)	1Q 14	2Q 15	—	—
Domain College Park	College Park, MD	95%	256	—	30,620	65,100	(9)	1Q 14	2Q 15	—	—

Total			520	—	$66,978	$140,600

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	—	—		—	—	—	—

Completed Projects, Stabilized During Quarter
Lodge at Stoughton	Stoughton, MA	95%	240	240	41,358	43,400		2Q 12	4Q 12	95.8%	94.6%

Total—Unconsolidated Joint Ventures			760	240	$108,336	$184,000

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes 16,000 square feet of retail space.
(3)	Includes 17,000 square feet of retail space.
(4)	Includes 8,000 square feet of retail space.
(5)	Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(6)	Includes 11,000 square feet of retail space.
(7)	NOI is included in Stabilized, Non-Mature category on Attachment 5.
(8)	Includes 21,000 square feet of retail space.
(9)	Includes 10,000 square feet of retail space.

Attachment 10

UDR, Inc.

Redevelopment Summary (1)

December 31, 2012

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

		# of	Compl.	Cost to	Budgeted	Est. Cost	Estimated Qtr of		Percentage
Community	Location	Homes	Homes	Date	Cost(2)	per Home	Compl.	Same-Store(3)	Leased	Occupied
Projects in Redevelopment
The Westerly on Lincoln	Marina del Rey, CA	583	357	$29,768	$36,100	$62	2Q 13	3Q 14	96.6%	93.1%
Rivergate	New York, NY	706	124	16,830	60,000	85	3Q 14	4Q 15	89.7%	88.1%
Pine Brook I & II	Costa Mesa, CA	496	22	6,065	38,700	78	2Q 14	3Q 15	88.5%	87.3%
Villa Venetia	Costa Mesa, CA	468	99	22,355	36,600	78	2Q 14	3Q 15	73.3%	71.8%

Total		2,253	602	$75,018	$171,400	$76

Completed Redevelopments, Non-Stabilized
N/A	N/A	—	—	—	—	—	—	—	—	—

Completed Redevelopments, Stabilized During Quarter
N/A	N/A	—	—	—	—	—	—	—	—	—

Total—Wholly Owned		2,253	602	$75,018	$171,400	$76

		Capitalized Interest for Current Redevelopment Projects
		4Q 12	4Q 11	YTD 12	YTD 11
Projected Weighted Average Return on Incremental Capital Invested:	7.0% to 9.0%	$755	$—	$2,634	$—

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR’s incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the same-store pool.

Attachment 11

UDR, Inc.

Land Summary (1)

December 31, 2012

(Dollars in Thousands)

(Unaudited)

		Ownership	Current
Parcel	Location	Interest	Cost Basis	Status Update (2)
				Pursuing	Design	Hold for Future
				Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100%	$16,959			X
Vitruvian Park®	Addison, TX	100%	83,647		X	X
7 Harcourt (3)	Boston, MA	100%	4,760	X
399 Fremont (4)	San Francisco, CA	100%	55,323		X

Total			$160,689

			Current
Consolidated Joint Ventures (5)			Cost Basis
3032 Wilshire	Santa Monica, CA	95.0%	10,925	X
2919 Wilshire	Santa Monica, CA	95.0%	7,456	X

Total			$18,381

			Current
UDR/MetLife I Unconsolidated Joint Venture			Cost Basis
8 parcels (5)(6)		4.3%	$185,116	X	X	X

Total			$364,186

UDR pro rata share of cost basis			$186,074

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR’s Garrison Square community. Will include primarily common areas for Garrison Square.
(4)	UDR entered into an agreement to purchase our partner’s interest during the fourth quarter of 2012; which closed on January 28, 2013.
(5)	Represents joint ventures at 100 percent.
(6)	Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels); Irvine, CA; Mountain View, CA; Dublin, CA; and Fort Lauderdale, FL.

Attachment 12

UDR, Inc.

Unconsolidated Joint Venture Summary (1)

December 31, 2012

(Dollars in Thousands)

(Unaudited)

Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR’s Share	UDR’s Share	Total
Joint Venture	Type	Parcels	Homes	Interest	4Q 12	4Q 12(1)	QTD	YTD	YTD(2)
UDR / MetLife II	Various	13	2,752	50.0%	95.2%	$3,130	$9,333	$33,055	$66,110
UDR / MetLife I
Operating communities	Various	14	2,547	13.3%	95.1%	2,758	1,820	7,846	66,833
Land parcels		8	TBD	4.3%	—	—	24	8	692
UDR / KFH	High-rise	3	660	30.0%	94.9%	2,476	1,051	4,170	13,901
Lodge at Stoughton	Garden	1	240	95.0%	96.2%	1,556	876	1,450	1,526
Texas	Garden	8	3,359	20.0%	96.9%	973	1,208	4,593	22,967

Total/Weighted Average		47	9,558		95.8%	$2,385	$14,312	$51,122	$172,029

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR’s Equity	Weighted Avg.	Debt	Returns
Joint Venture	Estate Assets(3)	Project Debt(3)	Investment	Interest Rate	Maturity	ROIC	ROE
UDR / MetLife II	$1,422,788	$775,444	$327,001	4.2%	Various
UDR / MetLife I	1,327,224	497,031	75,129	4.3%	Various
UDR / KFH	280,240	165,209	29,663	3.4%	Various
Lodge at Stoughton	41,358	24,482	16,311	3.0%	10/2014
Texas	321,031	219,588	3,457	5.6%	12/2014

Total/Weighted Average	$3,392,641	$1,681,754	$451,561	4.3%		6.2%	7.9%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	Q4 2012 vs. Q4 2011 Growth			Q4 2012 vs. Q3 2012 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI	Revenue	Expense	NOI
UDR / MetLife II	8	4.1%	-6.0%	8.9%	2.8%	-2.0%	4.9%
UDR / MetLife I	12	6.8%	-22.5%	34.6%	1.9%	-9.0%	9.0%
UDR / KFH	1	-1.2%	-10.9%	4.2%	-7.5%	0.3%	-10.8%
Lodge at Stoughton	—	N/A	N/A	N/A	N/A	N/A	N/A
Texas	8	7.3%	-1.8%	13.3%	1.4%	-14.1%	13.1%

Total/Average	29	5.7%	-13.0%	18.4%	1.9%	-8.0%	7.7%

Same-Store JV Results at UDR’s Pro-rata Ownership Interest				NOI			NOI
				13.4%			6.3%

	Same-Store
	Joint Venture	YTD 2012 vs. YTD 2011 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife II	6	4.9%	0.6%	6.9%
UDR / MetLife I	7	9.7%	10.2%	9.3%
UDR / KFH	1	-2.3%	-6.8%	-0.3%
Lodge at Stoughton	—	N/A	N/A	N/A
Texas	8	5.6%	4.6%	6.2%

Total/Average	22	6.1%	4.5%	7.0%

Same-Store JV Results at UDR’s Pro-rata Ownership Interest				NOI
				6.8%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents year-to-date net operating income at 100 percent.
(3)	Joint ventures represented at 100 percent.

Attachment 13

UDR, Inc.

Acquisitions and Dispositions Summary

December 31, 2012

(Dollars in Thousands)

(Unaudited)

			Ownership		# of	Price per
Date of Purchase	Community	Location	Interest	Price(1)	Homes	Home
Acquisitions—Wholly-Owned

Apr-12	Lakeline Villas (2)	Austin, TX	100%	$22,780	309	$74
Apr-12	Redstone Ranch (2)	Austin, TX	100%	26,350	324	81

Total/Weighted Average				$49,130	633	$78

Acquisitions—Wholly-Owned Land
Jan-12/Oct-12/Jan-13	399 Fremont	San Francisco, CA	100%	$52,200
May-12/Dec-12	Pier 4	Boston, MA	100%	25,000

Total/Weighted Average				$77,200

Acquisitions—Consolidated Joint Venture Land
Sept-12	3032 Wilshire (6)	Santa Monica, CA	95%	10,750
Oct-12	2919 Wilshire (6)	Santa Monica, CA	95%	7,300

Total				$18,050

Acquisitions—Joint Ventures—UDR/MetLife II JV
Jan-12	Columbus Square (3)	New York, NY	50%	$630,000	710	$887
Jan-12	7 communities (4)	Various	50%	649,600	1,818	357
Nov-12	Olivian (5)	Seattle, WA	50%	126,300	224	564

Total/Weighted Average				$1,405,900	2,752	$511

			Ownership		# of	Price per
Date of Sale	Community	Location	Interest	Price(1)	Homes	Home
Dispositions—Wholly-Owned

Mar-12	Hunter’s Ridge	Plant City, FL	100%	$19,000	352	$54
Mar-12	The Groves	Port Orange, FL	100%	10,000	172	58
Mar-12	Mallards at Brandywine	Deland, FL	100%	6,000	168	36
Mar-12	Pierpoint Port Orange	Port Orange, FL	100%	15,000	208	72
Mar-12	Manor at England Run	Fredericksburg, VA	100%	62,300	476	131
Mar-12	Greens at Falls Run	Fredericksburg, VA	100%	21,100	200	106
Jun-12	Portfolio disposition	Various	100%	476,000	4,931	97

Total/Weighted Average				$609,400	6,507	$94

Dispositions—Joint Ventures
Portfolio disposition (7)				$290,500	1,159	$223

(1)	Represents total purchase/sale price at 100 percent.
(2)	Communities were previously part of the Texas JV. Prior to the acquisition, UDR’s ownership interest in these communities was 20 percent.
(3)	Includes five recently developed high-rise apartment buildings located on the Upper West Side of Manhattan acquired by UDR/MetLife II JV.
(4)	Prior to the formation of UDR/MetLife II JV, UDR’s weighted average ownership in these seven communities was 11.1 percent.
(5)	Prior to transferring the asset to UDR/MetLife II JV, UDR’s weighted average ownership in this community was 9.1 percent.
(6)	Land parcels are consolidated.
(7)	Properties sold to MetLife from UDR/MetLife I JV.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

December 31, 2012

(Dollars in Thousands)

(Unaudited)

		Three Months		Twelve Months
	Weighted Avg.	Ended		Ended
Category (Capitalized)	Useful Life (yrs) (1)	December 31, 2012	Cost per Home	December 31, 2012	Cost per Home
Capital Expenditures (2)

Average Number of Homes		41,681		43,992

Recurring Cap Ex
Asset Preservation
Building Interiors	5 - 20	$3,112	$75	$13,398	$305
Building Exteriors	5 - 20	2,562	61	9,550	217
Landscaping and Grounds	10	889	21	5,426	123

Total Asset Preservation		$6,563	$157	$28,374	$645

Turnover Related	5	$2,826	$68	$13,875	$315

Total Recurring Cap Ex		$9,389	$225	$42,249	$960

Revenue Enhancing Cap Ex(3)	5 - 20	$363	$9	$10,772	$245

Total(4)		$9,752	$234	$53,021	$1,205

	Three Months		Twelve Months
	Ended		Ended
Category (Expensed)	December 31, 2012	Cost per Home	December 31, 2012	Cost per Home
Repair and Maintenance

Average Number of Homes	41,681		43,992

Contract Services	$4,403	$106	$19,001	$432

Turnover Related Expenses	$1,372	$33	$6,574	$149

Other Repair and Maintenance
Building Interiors	1,596	38	7,661	174
Building Exteriors	470	11	2,033	46
Landscaping and Grounds	207	5	889	20

Total	$8,048	193	$36,158	821

(1)	Weighted average useful life of capitalized expenses for the twelve months ended December 31, 2012.
(2)	Excludes redevelopment capital.
(3)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR’s overall capital expenditure plan.
(4)	Total recurring capital expenditures represent all asset preservation, turnover related costs and revenue enhancing activities, including properties sold during the year.

Attachment 15

UDR, Inc.

Full-Year 2013 Guidance (1)

December 31, 2012

(Unaudited)

FFO and AFFO per Share Guidance

	1Q 2013	Full Year 2013
FFO per common share, diluted	$0.31 to $0.33	$1.35 to $1.41
FFO As Adjusted per common share, diluted	$0.31 to $0.33	$1.33 to $1.39
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.27 to $0.29	$1.17 to $1.23
Weighted average diluted shares/units (M)	263.5	265.5
Annualized dividend per share		$0.94

Same-Store Guidance	Full Year 2013
Revenue growth	4.00% to 5.00%
Expense growth	2.75% to 3.25%
NOI growth	4.25% to 6.00%
Physical occupancy	95.5%

Same-store homes	37,096

Transactional Activity ($ in millions)	Full Year 2013
Wholly-owned acquisitions	None
Wholly-owned dispositions	$150 to $250
Cap rate spread	N/A
Development spending	$425 to $475
Redevelopment spending	$125 to $150
Joint venture investment	None

Capital Markets Activity ($ in millions)	Full Year 2013
Debt maturities	$160
New debt issuance	$300 to $375
Equity issuances	$75 to $125

Other Additions/(Deductions) ($ in millions except per home amounts)	Full Year 2013
Interest	($127) to ($133)
General and administrative, gross (2)	($43) to ($46)
Tax benefit for RE3	$11 to $13
Joint venture fee income	$9 to $11
Total joint venture FFO, excluding fee income	$23 to $27
Non-recurring items:
RE3 gains from asset sales	$0 to $5
Acquisition-related costs	None

Stabilized homes	41,495
Recurring capital expenditures per home	$1,020

(1)	See Attachment 16 for definitions and other terms
(2)	Includes an estimated $5.5 million of Long Term Incentive Plan compensation expense.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

December 31, 2012

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations (“AFFO”): The Company defines AFFO as FFO As Adjusted less recurring capital expenditures.

Management considers AFFO a useful metric for investors as it is more indicative of the Company’s recurring operational cash flow than FFO As Adjusted. A reconciliation between FFO As Adjusted and AFFO is provided on Attachment 2.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations: FASB ASC Subtopic 205.20, requires, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Properties classified as real estate held for disposition generally represent properties actively marketed or contracted for sale that are expected to close within the next twelve months.

The primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition through December 31, 2012, are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results of all properties sold or classified as held for disposition through December 31, 2012, within the Consolidated Statements of Operations for the periods ended December 31, 2012 and 2011, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011.

During the twelve months ended December 31, 2012, UDR sold 21 communities with a total of 6,507 units. During the twelve months ended December 31, 2011, UDR sold 18 communities with a total of 4,488 units. At December 31, 2012, UDR has no communities classified as real estate held for disposition. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company’s quarterly supplemental disclosure in the line item entitled “Income from discontinued operations”.

In thousands	4Q 12	4Q 11	YTD 12	YTD 11
Rental income	$—	$22,104	$30,316	$107,963

Rental expenses	—	8,515	10,566	40,724
Property management fee	—	609	834	2,970
Real estate depreciation	—	7,683	6,340	43,555
Interest expense	—	112	—	1,967
Other expense	—	710	791	865

	—	17,629	18,531	90,081

Income before net gain on the sale of depreciable property	—	4,475	11,785	17,882
Net (loss)/gain on the sale of depreciable property	156	69,865	251,554	125,928

Income from discontinued operations	$156	$74,340	$263,339	$143,810

Effective New Lease Rate Growth: The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions during a respective quarter on all new leases signed.

Management considers effective new lease rate growth a useful metric for investors as it is useful when assessing market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions during a respective quarter on all renewed leases.

Management considers effective renewal lease rate growth a useful metric for investors as it is useful when assessing market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Estimated Quarter of Stabilization: The Company defines estimated quarter of stabilization of a development or redevelopment project as the initial quarter when operations stabilize in accordance with the Stabilization definition on Attachment 16(C) of the Company’s quarterly supplemental disclosure.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, minority interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Funds From Operations as Adjusted: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-recurring items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and taxable REIT subsidiary property, storm-related expenses, severance costs and legal costs.

Management considers FFO As Adjusted a useful metric for investors as it is more indicative of the Company’s recurring operational FFO than FFO. FFO As Adjusted excludes non-recurring items which, if included, result in less comparability between companies and across time periods. A reconciliation from FFO to FFO As Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

December 31, 2012

(Unaudited)

Funds From Operations (“FFO”): The Company defines FFO as net income (computed in accordance with GAAP) excluding the impact of impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in April 2002.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. A reconciliation between Net Income and FFO is provided on Attachment 2 of the Company’s quarterly supplemental disclosure.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, minority interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR’s Weighted Average Pro-Rata Ownership Interest

In thousands	4Q 12	YTD 12
Loss from unconsolidated entities	$(2,757)	$(8,579)
Management fee	788	3,121
Interest expense	6,130	23,127
Depreciation	9,897	32,531
General and administrative	126	660
Other income/expense	128	262

Total Joint Venture NOI at UDR’s Pro-Rata Ownership Interest	$14,312	$51,122

JV Return on Equity (“ROE”): The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital (“ROIC”): The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, minority interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation of Net Income to NOI is provided below.

In thousands	4Q 12	3Q12	4Q 11	YTD 12	YTD 11
Net Income/(loss) attributable to UDR, Inc.	$(12,300)	$(9,031)	$46,498	$212,177	$20,023
Property management	5,017	4,998	4,692	19,632	17,131
Other operating expense	1,464	1,467	1,582	5,748	5,990
Non-property income	129	(3,836)	(2,712)	(28,386)	(11,070)
Depreciation	83,456	88,223	90,830	344,060	326,788
Interest	30,660	31,845	39,581	138,792	156,366
Storm-related charges	8,495	—	—	8,495	—
Acquisition-related costs	528	1,312	57	2,336	4,828
Severance charges	484	—	317	733	1,342
General and administrative	9,641	8,710	11,567	40,723	41,087
Tax benefit for RE3, net	(2,974)	(2,960)	(5,820)	(8,752)	(5,647)
Other depreciation and amortization	1,092	1,078	919	4,105	3,931
Income from discontinued operations	(156)	1,133	(74,340)	(263,339)	(143,810)
Net loss/(income) attributable to non-controlling interests	(655)	(645)	1,620	8,126	562

Total consolidated NOI	$124,881	$122,294	$114,791	$484,450	$417,521

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

December 31, 2012

(Unaudited)

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-store (“SS”) Communities: The Company defines SS as those communities stabilized for five consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3 : RE3 is the Company’s taxable REIT subsidiary (“TRS”) that focuses on development, land entitlement and short-term hold investments. RE3 gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and any related valuation allowance release, and the gross investment basis of the asset before accumulated depreciation.

Management considers the TRS’s gains on sales, net of taxes, when included in FFO, to be a meaningful supplemental measure of the Company’s performance as the short-term use of funds in the TRS produces a profit which generally differs from a traditional long-term real estate investment for a REIT.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that help to preserve the value of and maintain functionality at its communities.

Management considers recurring capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are necessary to preserve the value of its communities.

Redevelopment Communities: The Company defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter’s NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital (“ROIC”): The Company defines ROIC as a referenced quarter’s NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization: The Company defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company’s same-store portfolio.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI divided by budgeted construction cost on a project-specific basis. Stabilized projected NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(A), is defined as forward twelve month stabilized NOI, or stabilized rental revenues and other revenues less stabilized operating expenses, one year following the delivery of the final home of a project. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-store (“SS”) Communities: The Company defines SS Communities as those communities stabilized for nine consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

December 31, 2012

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company’s management team. The following reconciles from GAAP net loss per share for full year 2013 and first quarter of 2013 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2013
	Low	High
Forecasted earnings per diluted share	$(0.09)	$(0.03)
Conversion from GAAP share count	(0.08)	(0.08)
Depreciation	1.51	1.51
Non-Controlling Interests	(0.01)	(0.01)
Preferred Dividends	0.01	0.01

Forecasted FFO per diluted share	$1.35	$1.41

RE3 gains from asset sales	(0.02)	(0.02)

Forecasted FFO as Adjusted per diluted share	$1.33	$1.39

Recurring capital expenditures	(0.16)	(0.16)

Forecasted AFFO per diluted share	$1.17	$1.23

	1Q 2013
	Low	High
Forecasted earnings per diluted share	$(0.05)	$(0.03)
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	0.38	0.38
Non-Controlling Interests	(0.00)	(0.00)
Preferred Dividends	0.00	0.00

Forecasted FFO per diluted share	$0.31	$0.33

RE3 gains from asset sales	—	—

Forecasted FFO as Adjusted per diluted share	$0.31	$0.33

Recurring capital expenditures	(0.04)	(0.04)

Forecasted AFFO per diluted share	$0.27	$0.29